UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 23, 2004

OGLEBAY NORTON COMPANY

(Exact name of registrant as specified in its charter)

OHIO	000-32665	34-1888342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

North Point Tower 1001 Lakeside Avenue, 15th Floor Cleveland, OH	44114-1151
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (216) 861-3300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Reference is made to the Commitment Agreement, dated as of February 23, 2004, as amended June 29, 2004, and further amended on November 15, 2004 (collectively, the “Commitment Agreement”), entered into by and among Oglebay Norton Company (the “Company”) and certain holders of the Company’s 10% Senior Subordinated Notes due 2009 (the “Senior Subordinated Notes”), and certain third party accredited investors (collectively, the “Subscribers”), and filed as Exhibits to the Company’s Current Report on Form 8-K and Form 8-K/A, both dated November 15, 2004, and both filed separately with the Securities Exchange Commission as of November 19, 2004 (the “November 15th 8-K”).

Reference is further made to the original November 15th 8-K, in which the Company stated that, in order to implement its second amended joint plan of reorganization filed with the United States Bankruptcy Court for the District of Delaware on July 30, 2004, as modified and amended pursuant to certain modifications (the “Plan”), the Company and the Subscribers anticipated that they would enter into a further amendment to the Commitment Agreement to change the dates on which (1) the non-completion of the restructuring transactions necessary or appropriate to restructure the Company’s businesses or simplify the Company’s corporate structure contemplated in the Commitment Agreement will become a termination event from December 15, 2004 to January 15, 2005, and (2) the registration statement shall be declared effective by the Securities and Exchange Commission from November 15, 2004 to December 15, 2004.

On November 23, 2004, the Company and the Subscribers further amended the Commitment Agreement (“Amendment No. 3”) as set forth above. A copy of Amendment No. 3 is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

10.1	Amendment No. 3 to Commitment Agreement, dated as of November 23, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLEBAY NORTON COMPANY

By:	/s/ Rochelle F. Walk
Name:	Rochelle F. Walk
Title:	Vice President, General Counsel and Secretary

Date: November 29, 2004

3

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 3 to Commitment Agreement, dated as of November 23, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors.

4